Goldman Sachs
Power and Utility Conference
May 19, 2009

 This presentation contains management’s guidance for PG&E Corporation’s 2009, 2010 and 2011 earnings per share from operations, projections of Pacific
 Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, and projections of PG&E Corporation’s and the Utility’s financing needs. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, disruptions of information technology or computer systems, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of the Diablo Canyon Power Plant (“Diablo Canyon”), the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the California Public Utilities Commission’s (CPUC) energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (CAISO) to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties, to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
 Commission.
Cautionary Language Regarding Forward-Looking
Statements

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial Cap Ex Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

2009 Business Priorities
•  Improve reliability
•  Improve safety and human performance
•  Deliver on budget, on plan, and on purpose
•  Drive customer satisfaction
•  Champion effective regulatory and legislative policies

Recent Developments and Accomplishments
• Successful Financings at both the Utility & Holding Company
• Equity Infusion to the Utility, Satisfied Requirements for 2009
• SmartMeter Program Upgrade Approved
• Diablo Canyon Steam Generator Replacement
• Recovery of Hydro Divestiture Costs Approved

PG&E Financial Strategy
• Achieve solid, sustained EPS growth

• Actively manage cash flow

• Maintain opportunistic financing approach

2011
2007
Actual
EPS Guidance
$3.85
2008
Actual
2009
2010
$2.78
$2.95
$3.65
Low
 High
Low
 High
Low
 High
$3.50
$3.35
$3.25
$3.15
Earnings per Share from Operations
Earnings per Share from Operations
* Reg G reconciliation to GAAP for 2008 EPS from Operations, and 2009-2011 EPS Guidance available in Appendix and at www.pge-corp.com

Capital Expenditure Outlook
Low Case $3.6B
High Case $3.7B
Low Case $3.4B
High Case $3.8B
Low Case $3.3B
High Case $4.8B
2.0
2.5
 3.0
3.5
4.0
4.5
5.0
2008
2009
2010
2011
$ B
Low
 High
Low
 High
Low
 High
$3.7B
CapEx Outlook
CapEx Outlook
Actual

 Generation
 • Prior RFO Shortfalls
 • Additional renewable generation investment opportunities

 Electric Transmission & Gas Pipelines
 • Additional transmission to reach renewable generation
 • B.C. Transmission Line
 • Pacific Connector Gas Pipeline
Additional Capital Opportunities

* Actual 2008 and projected 2009-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Weighted Average Annual Rate Base*
16.0
18.0
20.0
22.0
24.0
26.0
28.0
2008
2009
2010
2011
$ B
Projected Rate Base Growth
Low
 High
Low
 High
Low
Low Case $20.1B
High Case $20.3B
Low Case $22.1B
High Case $22.4B
Low Case $24.3B
High Case $25.4B
$18.2B
Actual

$0.45
$0.40
$0.35
$0.30
$0.25
$0.30
$0.33
$0.36
$0.39
$0.42
04/05 - 10/05
01/06 - 01/07
04/07 - 01/08
04/08 - 1/09
04/09

• Sustainable, comparable dividend

• Payout ratio range of 50% - 70%

• Dividend growth in line with EPS growth.
Dividend Policy
Historical Quarterly Dividends per Share

Financial Assumptions 2009-2011
GUIDANCE REFLECTS:

• Capital expenditures consistent with low and high case ranges
• CPUC authorized ROE of at least 11.35% and Utility earns at least
 12% on FERC projected rate base

• Ratemaking capital structure maintained at 52% equity

• CEE incentives, operational changes and efficiencies and tax cash flow consistent with low and high case ranges
• Current conditions for debt and equity markets
• Resolution of FERC generator claims in 2009-2011 results in financing needs

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

** Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common
 Shareholders as reported in accordance with GAAP. For the three and twelve months ended December 31, 2008, PG&E
 Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through
 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas
 Transmission, Inc., and was recorded as income from discontinued operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2008 EPS - Reg G Reconciliation

2009	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.15	$3.25
Estimated Items Impacting Comparability [2]		
Tax Refunds [3]	$0.13	$0.16
Recovery of hydro divestiture costs [4]	$0.07	$0.07
Accelerated work on gas system [5]	($0.15)	($0.12)
Estimated EPS on a GAAP Basis	$3.20	$3.36

2010	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

2011	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.65	$3.85
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common Shareholders as reported in accordance with GAAP.
(3) Tentative agreement to resolve federal tax refund claims related to tax years 1998 and 1999.
(4) Recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities.
(5) Forecasted cost to accelerate the performance of system-wide gas integrity surveys and associated remedial work.

Guidance Range
Guidance Range
Guidance Range
Reg G reconciliation also provided on the PG&E Corporation website: www.pge-corp.com

EPS Guidance - Reg G Reconciliation